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                                                                    EXHIBIT 10.6

                    FIFTH AMENDMENT TO AMENDED AND RESTATED
                            INTERCREDITOR AGREEMENT

   THIS FIFTH AMENDMENT is made as of October 20, 1995, among NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation, NORTHERN LIFE INSURANCE COMPANY, a Washington corporation and THE NORTH ATLANTIC LIFE INSURANCE COMPANY OF AMERICA, a New York corporation, each having a mailing address at c/o Washington Square Capital, Inc., 100 Washington Square, Suite 800, Minneapolis, Minnesota 55401 (collectively, in their capacity as lenders under the First Note Purchase Agreement, the "First Insurance Companies", and individually, a "First Insurance Company"); NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, ROYAL MACCABEES LIFE INSURANCE COMPANY, a Michigan corporation, THE NORTH ATLANTIC LIFE INSURANCE COMPANY OF AMERICA, a New York corporation, FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, a Michigan corporation, FB ANNUITY COMPANY, a Michigan corporation, and FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN, a Michigan corporation, each having a mailing address at c/o Washington Square Capital, Inc., 100 Washington Square, Suite 800, Minneapolis, Minnesota 55401 (collectively, in their capacity as lenders under the Second Note Purchase Agreement the "Second Insurance Companies", and individually, a "Second Insurance Company"); NORTHERN LIFE INSURANCE COMPANY, a Washington corporation and NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation (collectively, in their capacity as lenders under the Third Note Purchase Agreement, the "Third Insurance Companies" and individually, a "Third Insurance Company", and together with the First Insurance Companies, the Second Insurance Companies and the Third Insurance Companies sometimes collectively referred to herein as the "Insurance Companies" and individually as an "Insurance Company"); RHODE ISLAND HOSPITAL TRUST NATIONAL BANK; ABN AMRO BANK N.V., NEW YORK BRANCH; THE MOCATTA GROUP, A DIVISION OF STANDARD CHARTERED BANK; FLEET PRECIOUS METALS INC.; CREDIT SUISSE, NEW YORK BRANCH ("Credit Suisse"); DEUTSCHE BANK AG, NEW YORK BRANCH (AS ASSIGNEE OF DEUTSCHE BANK SHARPS PIXLEY INC.) ("DBSPI"); and UNION BANK OF SWITZERLAND ("UBS") (collectively, in their capacity as consignors under the Consignment Agreements referred to below, the "Consignors", and individually a "Consignor"); and CHEMICAL BANK ("Chemical").





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                        W I T N E S S E T H   T H A T:

   WHEREAS, the Insurance Companies, the Consignors (other than UBS) and Chemical are parties to a certain Amended and Restated Intercreditor Agreement dated as of August 20, 1993 (hereinafter, as amended by a certain First Amendment dated as of November 15, 1993, a certain Second Amendment dated as of May 16, 1994, and a certain Third Amendment dated as of September 1, 1994 and a certain Fourth Amendment dated as of February 15, 1995, the "Intercreditor Agreement"), pursuant to which the Insurance Companies, the Consignors (other than UBS) and Chemical have established among themselves the priority of their security interests in the Collateral (as defined therein) of MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation ("Debtor") and have provided for the enforcement of such security interests; and

   WHEREAS, UBS has requested that it be added as a "Consignor" pursuant to the terms of the Intercreditor Agreement as UBS will be entering into a consignment arrangement with Debtor; and

   WHEREAS, UBS is willing to assume all obligations and liabilities under the Intercreditor Agreement as a Consignor thereunder and to comply with the covenants and terms of such Intercreditor Agreement and any documents executed by the Consignors in connection with the Intercreditor Agreement;

   NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement.

2. UBS is hereby added as a party to the Intercreditor Agreement, with UBS to be included as a Consignor pursuant to the terms of the Intercreditor Agreement.

3. The Intercreditor Agreement is hereby amended so that the terms "Consignor" and "Consignors" as used therein and herein shall include, from and after the date hereof, UBS and UBS shall be entitled to all of the rights and benefits as a Consignor thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Intercreditor Agreement which are to be performed by the Consignors thereunder.





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4. The third "WHEREAS" clause of the Intercreditor Agreement is hereby amended to read as follows:

              "WHEREAS, the Consignors, severally and not jointly, may (in their sole and individual discretion) extend financial accommodations to Debtor pursuant to certain Consignment Agreements or Amended and Restated Consignment Agreements dated as of August 20, 1993 (January 31, 1994 in the case of Credit Suisse, September 1, 1994 in the case of DBSPI and October 20, 1995 in the case of UBS) between Debtor and each of the Consignors (as amended, and as the same may be amended from time to time, the "Consignment Agreements"); and"

5. Any necessary, conforming changes to the Intercreditor Agreement occasioned by reason of this Fifth Amendment shall be deemed to have been made.

6. This Fifth Amendment shall be binding upon the parties and their respective successors and assigns.

7. Each of the Insurance Companies, each of the Consignors, UBS and Chemical acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Intercreditor Agreement remain unchanged and the Intercreditor Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the Intercreditor Agreement and all references to the Intercreditor Agreement in any other documents or agreements between any of the parties hereto which relate to Debtor shall refer, from and after the date hereof, to the Intercreditor Agreement as amended and supplemented by this Fifth Amendment.

8. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

9. This Fifth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





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   IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized officers as of the date first above written.

                           NORTHWESTERN NATIONAL LIFE
                               INSURANCE COMPANY

                           By: /s/ ?????
                               -------------------------------------
                           Title:___________________________________

                           NORTHERN LIFE INSURANCE COMPANY

                           By: /s/ ?????
                               -------------------------------------
                           Title:___________________________________


                           ROYAL MACCABEES LIFE INSURANCE
                                     COMPANY

                           By: /s/ Leonard D. Davenport, CFA
                               -------------------------------------
                           Title: Vice President, Senior Portfolio Manager

                           THE NORTH ATLANTIC LIFE INSURANCE
                                 COMPANY OF AMERICA

                           By: /s/ ?????
                               ------------------------------------
                           Title:__________________________________

                           FARM BUREAU LIFE INSURANCE
                             COMPANY OF MICHIGAN

                           By: /s/ Steven R. Harkins
                               ------------------------------------

                           Title:______________________________________

                               FB ANNUITY COMPANY

                            By: /s/ Steven R. Harkins
                                -------------------------------------

                            Title:_______________________________________

   (Signatures continued on page 5)





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                          FARM BUREAU MUTUAL INSURANCE
                              COMPANY OF MICHIGAN

                          By: /s/ Steven R. Harkins
                              --------------------------------
                          Title:______________________________________

                          RHODE ISLAND HOSPITAL TRUST
                                 NATIONAL BANK

                          By: /s/  Albert Brown
                              ---------------------------------
                          Title: Senior Vice President

                          Address:  One Hospital Trust Plaza
                                    Providence, Rhode Island  02903
                                    Attention: Precious Metals Dept.
                                    Telecopier: (401) 278-7329


                          ABN AMRO BANK N.V., NEW YORK BRANCH

                          By: /s/ Jeffrey Sarfaty
                              ------------------------------------
                          Title: Vice President

                          By: /s/  Ned Koppelson
                              ------------------------------------
                          Title: Vice President

                          Address: 500 Park Avenue
                                   New York, New York  10017
                                   Attention: Jeffrey Sarfaty
                                   Telecopier: (212) 644-6905

                          THE MOCATTA GROUP, A DIVISION OF
                             STANDARD CHARTERED BANK

                          By: /s/ Joseph  Lizewski
                              ------------------------------------
                          Title:  SVP - CFO

                          By: /s/ ????
                              -------------------------------------
                          Title: Vice President

                          Address: Four World Trade Center
                                   Suite 5200
                                   New York, New York  10048
                                   Attention: Randy Weinerman
                                   Telecopier:

                        (Signatures continued on page 6)





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                             FLEET PRECIOUS METALS INC.

                             By: /s/ Eleanor Vander Mel
                                 -------------------------------
                             Title: Vice President

                             By: /s/ ?????
                                 ---------------------------------
                             Title: Vice President

                             Address: 111 Westminster Street
                                      Providence, Rhode Island  02903
                                      Attention: Eleanor Vander Mel
                                      Telecopier: (401) 278-3077

                             CREDIT SUISSE, NEW YORK BRANCH

                             By:  /s/  Stanley R. Steinberg
                                  -------------------------
                             Title: Associate

                             By:  /s/ Michael A. Bloomquist
                                  -------------------------------
                             Title: Associate
                             Address: 165 Broadway, 2nd Floor
                                      New York, New York  10006
                                      Attention: Stanley Steinberg
                                      Telecopier: (212) 238-2426

                             DEUTSCHE BANK AG, NEW YORK BRANCH

                             By: /s/  Richard D. Leigh
                                 ---------------------------------
                             Title: Vice President

                             By: /s/ Surendra V. Shah
                                 ---------------------------------
                             Title: Vice President

                             Address: 31 West 52nd Street
                                      New York, New York  10019
                                      Attention: Jeffrey Stufsky
                                      Telecopier:

   (Signatures continued on page 7)





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                             UNION BANK OF SWITZERLAND

                             By: /s/ Cathleen Callahan
                                 ---------------------------------
                             Title: Vice President

                             By: /s/ Edward A. Aldrich
                                 ---------------------------------
                             Title: Vice President

                             Address: 299 Park Avenue
                                      New York, New York  10171
                                      Attention: Cathy Callahan
                                      Telecopier: (212) 821-3459


                             CHEMICAL BANK

                             By: /s/ Orin D. Port
                                 ----------------------------------
                             Title:  Vice President

                             By:__________________________________________
                             Title:_________________________________________


                             Address: 111 West 40th Street, 10th Fl.
                                      New York, New York 10018
                                      Attention: Orin D. Port
                                      Telecopier: (212) 403-5112




CONSENTED AND AGREED TO:
MICHAEL ANTHONY JEWELERS, INC.


By: /s/ Michael A. Paolercio
    --------------------------
Title: Treasurer



MFD/mh:
fran\fifthamd





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